                                                             EXHIBIT (8)(a)(iii)
                                AMENDMENT NO. 2
                            PARTICIPATION AGREEMENT


  The Participation Agreement (the "Agreement"), dated June 1, 1999, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company, a Texas Life Insurance Company and American General Securities Incorporated, is hereby amended as follows:

  Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                  SCHEDULE A

------------------------------------------------------------------------------------------------------------
FUNDS AVAILABLE UNDER               SEPARATE ACCOUNTS                 POLICIES/CONTRACTS FUNDED BY THE
   THE POLICIES                     UTILIZING SOME OR                         SEPARATE ACCOUNTS
                                     ALL OF THE FUNDS
------------------------------------------------------------------------------------------------------------
AIM V.I. International       American General Life Insurance     .   Platinum Investor I Flexible Premium
 Equity Fund                  Company Separate Account VL-R           Life Insurance Policy
AIM V.I. Value Fund          Established: May 1, 1997                -   Policy Form No. 97600

                                                                  .  Platinum Investor II Flexible Premium
                                                                      Life Insurance Policy
                                                                     -  Policy Form No. 97610

                                                                  .  Corporate America  Variable Flexible
                                                                      Premium Variable Life Insurance
                                                                     -  Policy Form No. 99301
-------------------------                                     ----------------------------------------------
AIM V.I. Value Fund                                               .  Legacy Plus Flexible Premium Life
                                                                      Insurance Policy
                                                                     -  Policy Form No. 98615
------------------------------------------------------------------------------------------------------------
AIM V.I. International      American General Life Insurance       .  Platinum Investor Variable Annuity
 Equity Fund                 Company Separate Account D              -  Policy Form No. 98020
AIM V.I. Value Fund         Established: November 19, 1973
------------------------------------------------------------------------------------------------------------

  All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:
               -------------------


                                        AIM VARIABLE INSURANCE FUNDS, INC.



Attest:                                By:
        ---------------------------         ----------------------------
Name:  Nancy L. Martin                 Name:  Robert H. Graham
Title: Assistant Secretary             Title: President


(SEAL)

                              A I M DISTRIBUTORS, INC.



Attest:                                By:
        ---------------------------         ----------------------------
Name:  Nancy L. Martin                 Name:  Michael J. Cemo
Title: Assistant Secretary             Title: President


(SEAL)



                              AMERICAN GENERAL LIFE INSURANCE COMPANY



Attest:                                By:
        ---------------------------           ----------------------------

Name:                                  Name:
        ---------------------------           ----------------------------

Title:                                 Title:
        ---------------------------           ----------------------------

(SEAL)


                              AMERICAN GENERAL SECURITIES INCORPORATED



Attest:                                By:
        ---------------------------           ----------------------------

Name:                                  Name:
        ---------------------------           ----------------------------

Title:                                 Title:
        ---------------------------           ----------------------------


(SEAL)

                                  Page 2 of 2